SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	CBGL	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 8 - Other Events

Item 8.01 Other Events.

Since the filing of its last periodic report on Form 10-Q for the quarter ended February 28, 2021, the Company has retired and paid down the following convertible debt obligations:

Convertible Debt Extinguished:

Adar Alef; July 21, 2020; $78,750.

GHS Investments, August 7, 2020; $50,000;

GHS Investments; August 12, 2020; $55,000; and,

GHS Investments; August 14, 2020; $74,250.

Redstart Holdings Corp., August 28, 2020; $113,000;

JSJ Investments; September 2, 2020; $107,000;

Redstart Holdings; September 22, 2020; $78,000;

FirstFire Global Opportunities Fund, LLC; September 25, 2020; $110,000;

Redstart Holdings Corp.; October 30, 2020; $55,000;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 11, 2021

CANNABIS GLOBAL, INC.

By:	/s/ Arman Tabatabaei
Arman Tabatabaei (Principal Executive Officer)